SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K


                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 1998
                                        (April 13, 1998)
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                    Wellsford Real Properties, Inc.
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           (Exact name of registrant as specified in its charter)

       1-12917                               13-3926898
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(Commission File Number)           (IRS Employer Identification No.)


                                  Maryland
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               (State or other jurisdiction of incorporation)

                  610 Fifth Avenue, New York, New York 10020
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                  (Address of principal executive offices)
                                 (Zip Code)


                               (212) 333-2300
            (Registrant's telephone number, including area code)







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Item 2.   Acquisition or Disposition of Assets

On April 13, 1998, Wellsford Real Properties, Inc.'s (AMEX: "WRP") unconsolidated subsidiary, Wellsford/Whitehall Properties, L.L.C. (the "Company") entered into a definitive agreement to acquire 13 office buildings (the "Saracen Portfolio"). The Saracen Portfolio contains approximately 1,000,000 square feet and the transaction is valued at approximately $146 million.

Pursuant to the terms of the agreement, the Company will issue $27 million in operating partnership units and will assume approximately $68.4 million of existing debt bearing interest at 8.035%. The Company will utilize approximately $34.9 million of borrowings under its bank credit facilities to complete the acquisition.

The Saracen Portfolio, which will be contributed by Saracen Properties, Inc., a private, family-controlled office development and operating company, and its affiliated entities (collectively, "Saracen"), is located predominantly in prime in-fill locations in the "Route 128" corridor in Massachusetts. The Saracen Portfolio has a 99% occupancy rate as of April 13, 1997.


Item 7.   Financial Statements, Proforma Financial Information and Exhibits

(a)  Financial Statements

     The financial statements required to be filed with this Report on Form
          8-K will be filed under cover of a Form 8-K/A as soon as practicable, but not later than 60 days after the date that this Report on Form 8-K must be filed.

(b)  Proforma Financial Information

          The proforma financial information required to be filled with this Report on Form
               8-K will be filled under cover of a Form 8-K/A as soon as practicable, but not later than 60 days after the date that this Report on Form 8-K must be filed.

(c)  Exhibits

     10.1 Contribution Agreement, dated as of February 12, 1998, among Saracen Properties, Inc., Saraceno Holding Trust General Partnership, Dominic J. Saraceno, 150 Wells Avenue Realty Trust, River Park Realty Trust, Seventy Wells Avenue LLC, Newton Acquisition LLC I, Saracen Portland L.L.C., KSA Newton Acquisition Limited Partnership II and KSA Newton Limited Partnership I, as Contributor, and Wellsford/Whitehall Properties, L.L.C., as Contributee.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

                                        Wellsford Real Properties, Inc.
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                                                 (Registrant)

Date April 28, 1998                     By: /s/ Gregory F. Hughes
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                                               Gregory F. Hughes
                                               Chief Financial Officer